LEASE AGREEMENT

                            Executive Center Offices

This Lease, made this 30th day of April, one thousand nine hundred and ninety nine (1999), between Executive Center Associates, a Pennsylvania General Partnership ("Landlord") and InfoActiv, Inc., a Corporation ("Tenant").

      1. Demised Premises and Use. Landlord hereby rents to Tenant all of that certain space ("Demised Premises") of the Executive Center Offices ("Building") located at 999 West Chester Pike, West Chester, Pennsylvania as shown on a plan attached hereto as Exhibit "A", consisting of approximately 3,660 square feet (Suite #202). The Demised Premises includes all fixtures, improvements, additions and other property installed herein at the Commencement Date, or at any time during the term of the Lease (other than Tenant's moveable personal property and trade fixtures), together with the right to use, in common with others, the lobbies, entrances, stairways, sidewalks, parking lots, subject to paragraph 5.1.8 hereof, and other public portions of the Building. The Demised Premises shall be used and occupied for general office purposes only and for no other purpose.

            1.1. Deleted.

      2. Term. The term of the Lease and the Tenant's obligation to pay rent hereunder shall commence ("Commencement Date") on May 1, 1999.

            2.1. Deleted.

            2.2. Deleted.

            2.3. The Term of the Lease ("Lease Term") shall continue on a month-to-month basis until terminated by either party by providing sixty
      (60) days written notice to the other party.

            2.4. Deleted.

      3. Rent.

            3.1. Tenant shall pay to Landlord, the annual Minimum Rent ("Minimum Rent") as follows:

            M-T-M:    $4,000.00 per month.

      each monthly payment payable on the first day of each calendar month in advance, without notice or demand. "Lease Year" is defined to mean the period between the Commencement Date and the end of the twelve (12) full calendar months immediately following the Commencement Date and thereafter each successive twelve (12) month period or portion thereof during the Lease


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      Term. The first monthly installment shall be paid at the signing of the
      Lease. If the Commencement Date is not the first day of a calendar month, rent from the Commencement Date to the first day of the following month shall be prorated (based on a 360 day year) and shall be paid, in addition to the first full monthly installment, at the Commencement Date. All rent shall be payable to Executive Center Associates, at c/o Merion Commercial Realty, Inc., 125 Strafford Avenue, Suite 300, Wayne, PA 19087 or such other place, or to such other persons as Landlord may from time to time direct.

            3.2. If Landlord, at any time or times, shall accept rent or any other sum due to it hereunder after the same shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of Landlord's rights hereunder.

            3.3. All sums payable by Tenant under this Lease, whether or not stated to be rent, minimum rent or additional rent, shall be collectible by Landlord as rent, and upon default in payment thereof Landlord shall have the same rights and remedies as for failure to pay rent (without prejudice to any other right or remedy available therefor). All minimum rent, additional rent and other sums payable by Tenant under this Lease shall be paid, when due, without offset, abatement, diminution or reduction.

      4. Additional Rent.

            4.1. Rent Estate Taxes. Deleted.

            4.2. Utilities. Deleted.

            4.3. Cleaning Services. Landlord will provide five (5) day janitorial services for the Demised Premises at no additional charge to Tenant. Any additional janitorial services required by Tenant for the Demised Premised shall be at Tenant's sole cost and expense.

            4.4. Use, Occupancy and Gross Receipts Taxes. All use and occupancy or gross receipts taxes imposed by any governmental body allocable to the Demised Premises or calculated based on rents or additional rents received under the Lease shall be the sole responsibility of the Tenant.

            4.5. Expenses Incurred by Landlord as a Result of Tenant's Default. Tenant shall pay all sums which may become due by reason of Tenant's failure to comply with any terms, conditions and covenants of the Lease to be kept and observed by Tenant and any and all damages, costs and expenses (including without limitation thereto reasonable attorney fees) which Landlord may suffer or incur by reason of any default of Tenant and any damage to the Building or the real estate of which the building is a part caused by any act or omission of Tenant, together with the interest to the date of payment (whether before or after entry of


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      judgment and issuance of execution thereon) at a rate equal to fifteen percent (15%) per annum ("Default Rate").

      5. Building Services.

            5.1. Provided Tenant is not in default under any of the provisions of the Lease, Landlord shall provide, to the extent of and in the same manner as other buildings of similar type in the same geographical location as the Building, the following services and facilities, the cost of which will be borne as set forth in Articles 3 and 4 above:

                  5.1.1. Air conditioning and heating, through the air
            conditioning and heating system of the Building during general recognized business days and during ordinary hours. Tenant agrees to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper and economical functioning and protection of the air conditioning system.

                  5.1.2. Electric current for illumination for standard general use and the operation of standard general office equipment. If the nature of Tenant's use requires additional lines, risers or other electrical equipment, Landlord shall install the same at Tenant's cost and expense and Tenant shall also pay any abnormal electric usage charges.

                  5.1.3. Maintenance service of the public toilet rooms in the
            Building.

                  5.1.4. Cleaning of outside of exterior window panes.

                  5.1.5. Cleaning and maintenance of common areas.

                  5.1.6. Normal janitorial service.

                  5.1.7. Hot and cold water for lavatory and drinking purposes;
            if Tenant requires water for additional purposes, Tenant shall pay the cost thereof as shown on a meter to be installed and maintained at Tenant's expense to measure such consumption.

                  5.1.8. Tenant and its employees and invitees shall have the non-exclusive right to use the Authorized Number of Parking Spaces of fifteen (15) in the parking areas shown on Exhibit B, pursuant to the rules and regulations relating to parking adopted by Landlord from time to time. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right to use whatever reasonable means are necessary, including, but not limited, to policing and towing, if Tenant, its employees, contractors, or invitees are deemed by Landlord to be using unauthorized parking spaces or those assigned to other tenants and to charge that portion of the cost thereof to Tenant which Landlord reasonably determines to be caused by the failure of the Tenant, its employees, contractors, agents, and invitees to use the parking in compliance with this Lease and


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

            the rules and regulations relating to parking. Landlord may, at its own discretion, change the location and nature of the parking spaces available to Tenant, its employees and invitees, provided that after such change, there shall be available to Tenant and its employees and invitees approximately the same number of spaces as available before the change.

            5.2. It is understood that this is a gross lease with minimum rent paid to Landlord intended to be inclusive of Real Estate Taxes and all Operating Expenses (including insurance costs including electric for the Demised Premises). It is understood that Landlord does not warrant that any of the services referred to in this paragraph 5 will be free from interruption from causes beyond the control of Landlord. Landlord reserves the right, without any liability to Tenant, and without being in breach of any covenant of this Lease, to interrupt or suspend service of any of the heating, ventilating, air-conditioning, electric, sanitary, or other Building systems serving the Demised Premises, or the providing of any of the other services required of Landlord under this Lease, whenever and for so long as may be necessary by reason of accidents, emergencies, strikes or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems advisable, or by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord's reasonable control, including without limitation, mechanical failure and governmental restrictions on the use of materials or the use of any of the Building's systems. In each instance, however, Landlord shall exercise commercially reasonable diligence to eliminate the cause of interruption and to effect restoration of service, and shall give Tenant reasonable notice, when practicable, of the commencement and anticipated duration of such interruption. Tenant shall not be entitled to any diminution or abatement of rent or other compensation nor shall this Lease or any of the obligations of the Tenant be affected or reduced by reason of the interruption, stoppage or suspension of any of the Building's systems or services arising out of the causes set forth in this Paragraph.

      6. Negative Covenants of Tenant. Tenant will not:

            6.1. Damage the Demised Premises or any part of the Building.

            6.2. Bring into or permit to be kept in the Demised Premises any dangerous, explosive or obnoxious substances.

            6.3. Manufacture, store, treat, dispose of, discharge, use, produce or transport "Waste" (as hereinafter defined) at, from or within the Demised Premises or the Building, or otherwise at, from or within the real estate of which the Building is a part. "Waste" is defined as any hazardous or radioactive material, polychlorinated biphenyls, friable asbestos or other hazardous or medical waste substances as defined by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or by any other federal, state or local law, statute, rule, regulation ordinance, order, or other governmental or quasi-governmental, requirement ("Governmental Requirements") concerning environmental matters, and all hydrocarbons and petroleum products (collectively, "Waste"). Tenant covenants and agrees that


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      Tenant will be and will remain in full compliance with all applicable
      Governmental Requirements governing the use and occupancy of the Demised Premises, including, without limitation, the manufacturing, storage, treatment, disposal, discharge, use, production and transportation of Waste, and any Waste regulated under any applicable Governmental Requirements. Notwithstanding the foregoing, Tenant may use cleaning materials and office supplies in the ordinary course of Tenant's business, in reasonable quantities and provided that such materials and supplies are used, stored and disposed of in compliance with all applicable laws, ordinances and regulations, as now or hereafter enacted.

            6.4. Have property of substantial size or quantity delivered to or removed from the Demised Premises without first making arrangement satisfactory to Landlord.

            6.5. Bring into the Demised Premises or use any furniture or equipment that might be harmful thereto or harmful or annoying to others in the Building.

            6.6. Conduct itself or permit its agents, servants, employees or invitees to conduct themselves in a manner that in Landlord's judgment reasonably exercised is improper or unsafe.

            6.7. Manufacture any commodity or prepare or dispense any food or beverages in the Demised Premises, except for consumption in Demised Premises by Tenant, its employees or invitees.

            6.8. Remove, attempt to remove or manifest any intention to remove Tenant's goods or property from the Demised Premises other than in the ordinary course of business.

            6.9. Vacate or abandon the Demised Premises, or permit the Demised Premises to be empty or unoccupied.

            6.10. Do or suffer to be done, any act, matter or thing objectionable to the local fire authority, fire insurance companies or Board of Underwriters whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Demised Premises or the Building shall, become void or suspended, or whereby the same is rated as a more hazardous risk than at the Commencement Date. Tenant agrees to pay to Landlord as Additional Rent, any and all increase in premium or insurance carried by Landlord on the Demised Premises, or on the Building, caused in any way by the occupancy of Tenant.

            6.11. Install any equipment of any kind or nature whatsoever which would or might necessitate any changes, replacement or additions to the water, plumbing & heating, air conditioning or the electrical systems servicing the Demised Premises or any other portion of the Building; nor install any plumbing fixtures in the Demised Premises; nor use in excess of normal office use any of the utilities, the common areas of the Building, the janitorial or trash removal services, or any other services or portions of the Building without the prior written consent of the


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

      Landlord, and in the event such consent is granted, the cost of any such installation, replacements, changes, additions or excessive use shall be paid for by Tenant, in advance in the case of any installations replacements and additions, and promptly upon being billed therefor in the case of charges in excessive use.

            6.12. Do or suffer to be done, any act, matter or thing which violates any Governmental Requirement relating to Tenant's use and occupancy of the Demised Premises.

      7. Late Payment. If any payment required by Tenant under any of the terms hereof shall not be paid within ten (10) days from the date it is due, Tenant shall, upon demand, pay interest on such charge at the Default Rate plus a late charge to Landlord equal to the greater of (a) twenty five dollars ($25.00) or
(b) six cents for each dollar so due and such late charge and interest shall be deemed Additional Rent for the purposes of the Lease.

      8. Landlord Improvements of Demised Premises.

            8.1. Landlord Improvements. Landlord shall deliver the Demised Premises "AS IS".

            8.2. Performance of Landlord and Tenant Improvements. DELETED

            8.3. Acceptance. Tenant represents that the Building, the Real Estate of which the Building is a part, and the Demised Premises, the street or streets, sidewalks, parking areas, curbs and access ways adjoining them, and the present uses and non-uses thereof, have been examined by Tenant, and Tenant accepts them in the condition or state in which they now are, or any of them now is, without relying on any representation, covenant or warranty, express or implied, by Landlord, except as may be expressly contained herein with respect to Landlord Improvements to be constructed in the Demised Premises. Tenant's occupancy of the Demised Premises shall constitute acceptance of the Landlord Improvements, as set forth in this paragraph. The provisions of this paragraph shall survive the termination of this Lease.

            8.4. Delay in Possession. DELETED.

      9. Tenant's Alterations. Tenant shall make no alterations or improvements ("Tenant Improvements') to the Demised Premises without the consent of Landlord. If Landlord consents to such Tenant Improvements, it may impose such conditions with respect thereto as Landlord deems appropriate, including without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, insurance, and copies of the plans, specifications and permits necessary for such work. Tenant Improvements shall be done at Tenant's expense by employees of or contractors hired by Landlord, except to the extent that Landlord gives its prior written consent to the Tenant to hire its own contractors. Tenant shall promptly pay to Landlord, or to Tenant's contractors, as the case may be, the cost of all such work, and shall pay to Landlord in addition thereto fifteen


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percent (15%) of the cost of such work to reimburse Landlord for all overhead, general conditions, fees and other expenses arising from Landlord's involvement with such work. All Tenant Improvements shall be done in a workmanlike manner and shall comply with all insurance requirements and all applicable Governmental Requirements, and if performed by Tenant's contractors hired with Landlord's consent, with all reasonable requirements of Landlord imposed as a condition of such consent.

            9.1. All Tenant Improvements shall become a part of the Demised Premises when made and shall remain upon and be surrendered with the Demised Premises at the end of the term, provided, however, that if prior to the termination of the Lease by lapse of time or otherwise, Landlord so directs by written notice to Tenant, the then Tenant shall promptly remove the Tenant Improvements which were placed in the Demised Premises by Tenant, and which are designated in said notice. Tenant shall repair any damage occasioned by such removal, and in default thereof Landlord may effect said removal and repairs at Tenant's expense. Any property left in the Demised Premises by Tenant shall be deemed to have been abandoned and Landlord may dispose of such property at Tenant's expense and without notice to Tenant.

      10. Mechanic's Lien. Prior to Tenant performing any construction or other work on or about the Demised Premises for which a lien could be filed against the Demised Premises or the Building, Tenant shall enter into a written waiver of liens agreement with the contractor who is to perform such work, and such written agreement shall be filed, in accordance with the Mechanics' Lien Law of the State of Pennsylvania prior to the commencement of such work. Notwithstanding the forgoing, if any mechanics' or other lien shall be filed against the Demised Premises or the Building purporting to be for labor or material furnished or to be furnished at the request of the Tenant, then Tenant shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within ten (10) days after the filing thereof. If Tenant shall fail to cause such lien to be discharged within such period, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Tenant shall, upon demand, reimburse Landlord for all amounts paid and costs incurred, including attorney's fees, in having such lien discharged of record.

      11. Condition of Demised Premises. Tenant acknowledges and agrees that, except as expressly set forth in the Lease, there have been no representations or warranties made by or on behalf of Landlord with respect to the Demised Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Demised Premises by Tenant shall conclusively establish that the Demised Premises and the Building were at such time in satisfactory condition, order and repair as required by Paragraph 2 hereof. Tenant shall keep the Demised Premises and all improvements, installations and systems therein in good order and condition and replace all glass broken by Tenant, its agents, employees or invitees, with glass of the same quality as that broken, except for glass broken by fire and extended coverage type risks, and Tenant shall commit no waste in the Demised Premises.


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      12. Assignment and. Subletting. Tenant shall not assign or mortgage the
Lease or any interest therein or sublet the Demised Premises or any part thereof. For the purposes of this paragraph, the sale or assignment of a controlling interest in the Tenant corporation or a majority interest in the Tenant partnership, as the case may be, shall be deemed an assignment, but the assignment to a parent or a wholly owned subsidiary of the Tenant shall be permitted; provided that such Assignee assumes the obligation of Tenant and that such assignment shall not relieve Tenant of its obligations hereunder. If Landlord shall elect to permit an assignment of the Lease it shall not be deemed unreasonable for Landlord to require the Minimum Rental to be adjusted to the current Minimum Rental being quoted by Landlord for similar space.

      13. Access to Demised Premises. Landlord, its employees and agents shall have the right to enter the Demised Premises at all reasonable times for the purpose of examining or inspecting the same, showing the same to prospective purchasers or Tenants of the Building, or mortgagees, and making such alterations, repairs, improvements or additions to the Demised Premises or to the Building as Landlord may deem necessary or desirable. Except in case of emergency, any such entry shall be after reasonable notice to Tenant. If a representative of Tenant shall not be present to open and permit entry into the Demised Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of the Lease. No locks or similar devices shall be attached to any doors or windows in the Demised Premises without the prior written consent of Landlord. No door devices shall be attached to any doors or windows in the Demised Premises without the prior written consent of Landlord. No door keys shall be made, other than those provided by Landlord. If more than two (2) keys for one lock are desired, Landlord will provide the same upon payment by Tenant. All keys will be returned to Landlord at the expiration or termination of the Lease. Landlord shall not be liable by reason of any injury to or interference with Tenant or Tenant's business arising from the making of any repairs, alterations, additions or improvements in or to the Demised Premises or the Building or to any appurtenance or any equipment therein.

      14. Repairs.

            14.1. Landlord shall make all repairs necessary to maintain the plumbing, heating, air conditioning and electrical systems, windows, floors (excluding carpeting and tile), as promptly as reasonably possible; provided, however, that Landlord shall not be obligated for any of such repairs until the expiration of a reasonable period of time after written notice from Tenant that such repair is needed. In no event shall Landlord be obligated to repair any damage caused by any act, omission or negligence of Tenant or its employees, agents, invitees, licensees, subtenants or contractors except at Tenant's expense.

            14.2. Except as the Landlord is obligated for repairs as provided above, Tenant shall make, at its sole cost and expense, all repairs necessary to maintain the Demised Premises and shall keep the Demised Premises and the fixtures therein in neat and orderly condition. If the


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      Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after written notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense shall be collectible as Additional Rent. Any such repairs and any labor performed or materials furnished in, on or about the Demised Premises shall be performed and furnished by Tenant in strict compliance with all applicable laws, regulations, ordinances and requirements of all duly constituted authorities or governmental bodies having jurisdiction over the Building, the requirements of any board of underwriters having jurisdiction thereof, as well as any reasonable regulations imposed by Landlord pertaining thereto. Without limitation of the forgoing, Landlord shall have the right to designate any and all contractors and suppliers to furnish materials and labor for such repairs.

            14.3. Landlord shall not be liable by reason of any injury to or interference with Tenant's business arising from the making or not making of any repairs, alterations, additions, or improvements in or to the Demised Premises, or the Building, or to any appurtenances or equipment therein. Landlord shall not be liable for any failure of any utility service, but shall make its best efforts to repair such failure as quickly as possible.

      15. Termination, Extension and Holdover. Landlord may give Tenant one hundred and eighty (180) days prior to the end of the Lease Term written notice of the terms and conditions under which Landlord is willing to extend the Lease. Such notice shall include the Minimum Rent and Term with respect to such extension. Within ten (10) days from receipt of such notice, Tenant shall notify Landlord in writing of its intention to renew the Lease under the terms and conditions stated in such notice or of Tenant's intention to vacate the Demised Premises at the end of the current term. If Tenant elects to renew the Lease under the terms stated in such notice, Tenant and Landlord shall promptly enter into a new Lease reflecting the terms and conditions of the notice and the Lease shall expire and the new Lease shall commence without interruption of occupancy of the Tenant. If Tenant fails to notify Landlord in writing within the required ten (10) day period or if Tenant notifies Landlord that it intends to vacate the Demised Premises, the Lease shall expire at the end of the Lease Term and Tenant shall vacate the Demised Premises timely. If Tenant does not vacate the Demised Premises at the end of the Lease Term, the tenancy shall be one at sufferance at a monthly Minimum Rent equal to twice the Minimum Rent payable for the last month of the Term of the Lease and, in addition, Tenant shall be responsible to pay all additional rent payable with respect to such last month of this Lease and all damages, including consequential damages, suffered or incurred by Landlord as a result of or arising from such holdover tenancy.

      16. Surrender of Demised Premises. At the end of the term of the Lease, Tenant shall surrender the Demised Premises to Landlord, together with all alterations, additions and improvements thereto, in "BROOM CLEAN" condition and in good order and repair except for ordinary wear and tear and damage for which Tenant is not obligated to make repairs under the Lease. Subject to Paragraph 8 hereof and if Tenant is not then in default under any of the terms hereof, Tenant shall have the right at the end of the term hereof to remove any equipment, furniture, trade fixtures or other personal property placed in the Demised Premises by Tenant,


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

provided that Tenant promptly repairs any damage to the Demised Premises caused by such removal and restores the Demised Premises to the condition in which they were prior to the installation of the items so removed. Tenant shall surrender the Demised Premises to Landlord at the end of the term hereof, without notice of any kind, and Tenant waives all right to any such notice as may be provided under any laws now or hereafter in effect in Pennsylvania. If Tenant shall fail to remove any of its equipment, furniture, trade fixtures or other personal property Landlord may remove and store the same at the expense of Tenant or sell the same on behalf of Tenant at public or private sale in such manner as is commercially reasonable with any proceeds thereof to be first applied to the costs and expenses, including attorney's fees, of the storage and sale and the payment of any amounts owed hereunder by the Tenant.

      17.   Indemnification and Insurance.

            17.1. Tenant agrees that Landlord and its Building manager and their respective partners, officers, employees and agents shall not be liable to Tenant, and Tenant hereby releases such parties, for any personal injury or damage to or loss of personal property in the Demised Premises from any cause whatsoever unless such damage, loss or injury is the result of the gross negligence or willful misconduct of Landlord, its Building manager, or their partners, officers, employees or agents, and Landlord and its Building manager and their partners, officers or employees shall not be liable to Tenant for any such damage or loss whether or not the result of their gross negligence or willful misconduct to the extent Tenant is compensated therefor by Tenant's insurance or would have been compensated therefor under commonly available commercial policies, and Landlord shall in no event be liable to Tenant for any consequential damages.

            17.2. Tenant shall defend, indemnify and save harmless Landlord and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord and/or its agents or employees by reason of any of the following which shall occur during the term of this Lease, or during any period of time prior to the Commencement Date hereof or after the expiration date hereof when Tenant may have been given access to or possession of all or any part of the Demised Premises:

                  (i) any work or act done in, on or about the Demised Premises or any part thereof at the direction of Tenant, its agents, contractors, subcontractors, servants, employees, licensees or invitees, except if such work or act is done or performed by Landlord or its agents or employees;

                  (ii) any negligence or other wrongful act or omission on the part of Tenant or any of its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees;

                  (iii) any accident, injury or damage to any person or property occurring


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

            in, on or about the Demised Premises or any part thereof, unless caused by the gross negligence or willful misconduct of Landlord, its employees or agents; and

                  (iv) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

            17.3. At all times during the term hereof, Tenant shall maintain in full force and effect with respect to the Demised Premises and Tenant's use thereof, comprehensive public liability insurance, naming Landlord and Landlord's agent as an additional insured, covering injury to persons in amounts at least equal to $1,000,000.00 per person and $1,000,000.00 per accident, and damage to property of at least $250,000.00. Each such policy shall provide that it shall not be cancelable without at least thirty (30) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form satisfactory to Landlord. Tenant shall lodge with Landlord duplicate originals or certificates of such insurance, in a form acceptable to Landlord, at or prior to the commencement date of the term hereof, together with evidence of paid-up premiums, and shall lodge with Landlord renewals thereof at least fifteen (15) days prior to expiration. In addition to the foregoing, Tenant shall also be responsible, at Tenant's own cost, to keep and maintain (i) insurance in respect of and covering Tenant's own furniture, furnishings, equipment and other personal property, all insured for the replacement cost thereof, against all risks and hazards, including but not limited to sprinkler and leakage damage, and theft, and (ii) workers' compensation insurance with respect to and covering all employees of Tenant. Tenant shall also carry, at Tenant's own cost and expense, such other insurance, in amounts and for coverages and on such other terms as Landlord may from time to time deem commercially reasonable and appropriate. Tenant assumes all risk of loss of any or all of its personal property.

            17.4. As to any lose or damage which may occur upon the property of a party hereto, such party hereby releases the other, to the extent of such damaged party's insurance indemnities, from any and all liability for such loss or damage even if such loss or damage shall be brought about by the fault or negligence of such other party, or the agent or employees of such other party; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the applicable policies of insurance shall contain a clause to the effect that this release shall not affect said policies or the right of the insured to recover thereunder. If any policy does not contain such a clause, the insured party shall, at the written request of the other party to the Lease, have such a clause added to said policy if an endorsement so providing is obtainable.

      18. Fire or Other Casualty. In case of damage to the Demised Premises or those portions of the Building providing access or essential services thereto, by fire or other casualty, Landlord shall, at its expense, cause the damage to be repaired to a condition as nearly as practicable to that existing prior to the damage, with reasonable speed and diligence, subject to delays which may arise by reason of adjustment of loss under insurance policies, Governmental

Regulations, and for delays beyond the control of Landlord, including a "force majeure". Landlord shall not, however, be obligated to repair, restore, or rebuild any of Tenant's property or any alterations or additions made by Tenant. To the extent and for the time that the Demised Premises are thereby rendered untenantable, the rent shall proportionately abate. In the event the damage shall involve the Building generally and shall be so extensive that Landlord shall decide, at its sole discretion, not to repair or rebuild the Building or if the casualty shall not be of a type insured against under standard fire policies with extended type coverage, or if the holder of any mortgage, deed of trust or similar security interest covering the Building shall not permit the application of adequate insurance proceeds for repair or restoration, this Lease shall, at the sole option of Landlord, exercisable by written notice to Tenant given within sixty (60) days after Landlord is notified of the casualty and to the extent thereof, be terminated as of a date specified in such notice (which shall not be more than ninety [90] days thereafter), and the rent (taking into account any abatement as aforesaid) shall be adjusted to the termination date and Tenant shall thereupon promptly vacate the Demised Premises.

      19. Condemnation. If the Demised Premises or the Building or any material part of either shall, be condemned for public use, then and in that event, upon the vesting of title to the same for such public use, the Lease shall terminate, anything herein contained to the contrary notwithstanding, except that Tenant shall have the right to prove and collect the value of the trade fixtures installed by it, including moving expenses. In the event of such termination of the Lease, all rent paid in advance shall be apportioned as of the date of such termination. Notwithstanding the foregoing, if only a part of the Demised Premises shall, be so taken and the part not so taken shall be sufficient for the operation of Tenant's business, Tenant, at its election, may retain the part not so taken and there shall be a proportional reduction in the rent. All compensation awarded or paid upon such a total or partial taking of the Demised Premises shall belong to and be the property of the Landlord without any participation by the Tenant, provided, however, that nothing contained herein shall be construed to preclude the Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture, and other personal property belonging to the Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect the Landlord's award or the award of any mortgagee.

      20. Estoppel Certificates. At any time, and from time to time, upon the written request of Landlord or any "Mortgagee" (as defined in section 30 hereof) Tenant, within five (5) days of the date of such written request, agrees to execute and deliver to Landlord and/or such Mortgagee, without charge and in a form satisfactory to Landlord and/or such Mortgagee, a written statement (a) ratifying the Lease; (b) confirming the commencement and expiration dates of the term of the Lease; (c) certifying that Tenant is in occupancy of the Demised Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shell be stated; (d) certifying that all conditions and agreements under the Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of the Lease by Landlord, or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid; (g) reciting the amount of security deposited with Landlord, if any; and (h) any other Information which Landlord or the Mortgagee shall require, The failure of Tenant to execute, acknowledge and deliver to Landlord and/or any Mortgagee a statement in accordance with the provisions herein within the period set forth herein shall constitute an acknowledgment by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Demised Premises or the Building that the Lease has not been assigned, amended, changed or modified, is in fall force and effect and that the Minimum Rent, and Additional Rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of the Lease by Landlord which may exist prior to the date of the written request, and Landlord, at its option, may treat such failure as an event of default.

      21. Default. The occurrence of any of the following shall constitute a material default and breach of the Lease by Tenant (hereinafter an "Event of Default"):

            21.1. Failure of Tenant to take possession of the Demised Premises within ten (10) days after the Commencement Date.

            21.2. The abandonment or vacation of the Demised Premises by Tenant.

            21.3. A failure by Tenant to pay, when due, any installment of Minimum Rent or Additional Rent hereunder or any such other sum herein required to be paid by Tenant where such failure continues for ten (10) days after the same is due.

            21.4. A failure by Tenant to observe and perform any other terms or conditions of the Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant, provided, however, that if the nature of the default is such that the same cannot be reasonably cured within such period, Tenant shall not be deemed to be in default if within such period Tenant shall commence such cure and thereafter diligently prosecute the same to completion.

            21.5. Any of the following; (i) the commencement of levy, execution or attachment proceedings against Tenant, any principal (which shall be defined as any individual or entity having a direct or indirect ownership interest in Tenant of more than 25%) thereof or any partner therein or any surety or guarantor thereof (hereinafter a "Surety") or any of the assets of Tenant, or the application for or appointment of a liquidate, receiver, custodian, sequester, conservator, trustee, or other similar judicial officer; or (ii) the insolvency, under either the bankruptcy or equity definition, of Tenant or any principal thereof or partner therein or any Surety; or (iii) the assignment for the benefit of creditors, or the admission in writing of an inability to pay debts generally as they become due, or the ordering of the winding up or liquidation of the affairs of Tenant or any principal thereof or partner therein or any Surety; or (iv) the commencement of a case by or against Tenant or any principal thereof or partner therein or any Surety under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar laws, state or federal, or the determination by any of them to request relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including, without limitation, the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequester or similar official for it or for any of its respective property or assets (unless, in the case of involuntary proceedings, the same shall be dismissed within thirty [30] days after institution).

      22. Tenant's Waiver. Tenant waives those provisions of the Landlord and Tenant Act of 1951, Act of April 6, 1951, P.L. 69, art. 1, secs. 101 et seq., 68 P.S, secs. 250.101 et seq., as amended and as may from time to time be further amended (hereinafter referred to as "Act"), that are not prohibited by law from being waived. Without limiting the generality of the foregoing waiver, Tenant specifically waives the right to receive the Notice to Quit provided for In said Act.

      23. Remedies. Landlord, in addition to all other rights and remedies available to it by law or equity or by any other provisions hereof, may at any time after an Event of Default.

            23.1. Landlord may perform for the account of Tenant any such default of Tenant and immediately recover as Additional Rent any expenditures made and the amount of any obligations incurred in connection therewith, plus interest at the Default Rate from the date the obligations are incurred by Landlord until payment therefor to Landlord, whether before or after entry of judgment and issuance of execution thereon.

            23.2. Landlord may accelerate all Minimum Rent and Additional Rent due for the balance of the term of the Lease and declare the same to be immediately due and payable.

            23.3. In determining the amount of any future payments due Landlord due to increases in Operating Expenses and Real Estate Taxes, Landlord may make such determination based upon the amount of Operating Expenses and Real Estate Taxes due by Tenant for the calendar year in which such Event of Default takes place plus a reasonable factor for future inflation.

            23.4. Landlord, at its option, may serve notice upon Tenant that the Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by the performance of any term or condition broken; and, thereupon and at the expiration of the time limit in such notice, the Lease and the tern hereof, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein granted for expiration of the term of the Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the Demised Premises and Landlord may enter into and repossess the Demised Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of the Lease shall relieve Tenant of its liability and obligations under the Lease, whether or not the Demised Premises shall be relet.

            23.5. Landlord may, at any time after the occurrence of any Event of Default, reenter and repossess the Demised Premises and any part thereof and attempt in its own name, as agent for Tenant if the Lease not be terminated, or in its own behalf if the Lease be terminated, to relet all or any part of the Demised Premises for and upon such terms and to such persons and for such period or periods as Landlord, in its sole discretion, shall determine, including the term beyond the termination of the Lease; and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Demised Premises to the extent deemed by Landlord desirable or convenient; and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as Additional Rent hereunder, as well as any reasonable brokerage and attorney fees expended by Landlord, and any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the rent due hereunder as aforesaid. Tenant shall pay to landlord monthly, on the days when the rent would have been payable under the Lease, the amount due hereunder less the amount obtained by Landlord from, such new tenant.

            23.6. Landlord shall have the right to injunction, in the event of a breach or threatened breach by Tenant of any of the terms and conditions hereof, to restrain the same and right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in the Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

            23.7. After an Event of Default, Landlord shall have the right to change the locks on the Demised Premises and exclude Tenant therefrom and to discontinue all or part of the services and facilities provided to Tenant under the Lease or otherwise, which action shall not be deemed an eviction. Such action may be taken without prior notice to Tenant, and Tenant hereby releases Landlord from any liability for any damages sustained by Tenant or its property as a result of the same.

      24. Confession of Judgment. LANDLORD SHALL HAVE THE FOLLOWING RIGHTS TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING THROUGH TENANT FOR POSSESSION OF THE DEMISED PREMISES AND/OR FOR

MONIES OWED TO LANDLORD:

            (i) IF RENT OR ANY CHARGES HEREBY RESERVED AS RENT, OR DAMAGES BY REASON THEREOF, OR ANY OTHER SUM DUE AND PAYABLE IN CONNECTION WITH THIS LEASE, INCLUDING WITHOUT LIMITATION ANY LATE FEES OR INTEREST ACCRUED OR ACCRUING THEREON, AND ANY REIMBURSEMENT FOR ATTORNEY FEES OWED BY TENANT (COLLECTIVELY, THE "AMOUNTS DUE"), SHALL REMAIN UNPAID ON ANY DAY WHEN THE SAME OUGHT TO BE PAID, WHETHER PRIOR TO OR AFTER THE TERMINATION OR EXPIRATION OF THIS LEASE, TENANT HEREBY EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR TENANT IN ANY AND ALL SUITS, ACTIONS OR ACTIONS IN ASSUMPSIT WHICH MAY BE BROUGHT FOR THE AMOUNTS DUE OR ANY PORTIONS THEREOF, OR FOR AMOUNTS AGREED TO BE PAID BY TENANT. IN SUCH SUITS OR ACTIONS, TENANT EMPOWERS SUCH PROTHONOTARY, CLERK OF COURT OR ATTORNEY. TO CONFESS JUDGMENT AGAINST TENANT FOR ALL OR ANY PART OF THE RENT SPECIFIED IN THIS LEASE AND THEN UNPAID OR ANY OTHER AMOUNT DUE, INCLUDING WITHOUT LIMITATION, AT LANDLORD'S OPTION, THE ACCELERATED RENT COMPONENT OR THE RENT FOR THE ENTIRE UNEXPIRED BALANCE OF THE TERM OF THIS LEASE, AND FOR INTEREST AND COSTS, TOGETHER WITH AN ATTORNEY'S COMMISSION OF 5% OF THE AMOUNT SO CONFESSED. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY RENT OR ANY OTHER AMOUNT DUE SHALL FALL DUE OR BE IN ARREARS INCLUDING WITHOUT LIMITATION FOR THE SAME AMOUNTS DUE AS PREVIOUSLY CONFESSED IF AND TO THE EXTENT THAT A PREVIOUS CONFESSION OF JUDGMENT SHALL BE STRICKEN OR OTHERWISE INVALIDATED WITHOUT A FINAL DECISION ON THE MERITS OF THE CLAIM. SUCH POWERS MAY BE EXERCISED AS WELL AFTER THE EXPIRATION OF THE ORIGINAL TERM, DURING ANY EXTENSION OR RENEWAL, AND/OR AFTER THE TERMINATION OF THIS LEASE.

            (ii) WHEN THIS LEASE SHALL BE TERMINATED BY REASON OF A DEFAULT BY TENANT OR ANY OTHER REASON WHATSOEVER, EITHER DURING THE ORIGINAL TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF AND ALSO WHEN THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY TO APPEAR FOR TENANT IN ANY AND ALL SUITS OR ACTIONS WHICH MAY BE BROUGHT FOR POSSESSION AND/OR EJECTMENT; AND AS ATTORNEY FOR TENANT TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE DEMISED PREMISES, FOR WHICH THIS LEASE SHALL BE LANDLORDS SUFFICIENT WARRANT. UPON SUCH CONFESSION OF JUDGMENT FOR POSSESSION, IF

      LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER, IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE' DEMISED PREMISES SHALL REMAIN IN OR BE RESTORED TO TENANT, THEN LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT OR CONTINUING DEFAULT OR DEFAULTS, OR AFTER EXPIRATION OF THE LEASE, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH TO BRING ONE OR MORE FURTHER ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE DEMISED PREMISES.

            (iii) In any action of ejectment and/or for rent in arrears or other Amount Due, Landlord shall cause to be filed in such action an affidavit made by Landlord or someone acting for Landlord setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence. If a true copy of this Lease shall be filed in such action (and the truth of the copy as asserted in the affidavit of Landlord shall be sufficient evidence of same), it shall not be necessary to file the original Lease as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

            (iv) Tenant expressly agrees, to the extent not prohibited by law, that any judgment order or decree entered against it by or in any court or magistrate by virtue of the powers of attorney contained in this Lease shall be final, and that Tenant will not take an appeal certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike off or open or to stay execution of the same, and releases to Landlord and to any and all attorneys who may appear for Tenant all errors in such proceedings and all liability therefor.

            (v) The right to enter judgment against Tenant and to enforce all of the other provisions of this Lease herein provided for, at the option of any assignee of this Lease, may be exercised by any assignee of Landlord's right, title and interest in this Lease in Tenant's own name, notwithstanding the fact that any or all assignments of such right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L. 94, and all supplements and amendments thereto that have been or may hereafter be passed. Tenant hereby expressly waives the requirements of such Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

            (vi) Tenant acknowledges that it has been represented by counsel in connection with the negotiation of this Lease, that it has read and discussed with such counsel the provisions herein relating to confession of Judgment, and that it understands the nature and consequences of such provisions.

      25. Waiver. The failure or delay on the part of either party to enforce or exercise at any time any of the terms and conditions of the Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of the party to thereafter enforce each and every such term or condition. No waiver of any breach of the Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of rent at a time when the rent is in default under the Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord or satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in the Lease. No act or thing done by the Landlord shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

      26. Substitute Space. Landlord shall have the right at any time during the term hereof, upon giving Tenant no less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the Demised Premises and remove and place Tenant in such space, in which event Landlord will pay all reasonable costs and expenses incurred as a result of the relocation of Tenant. Should Tenant refuse to permit Landlord to relocate Tenant to such new space at the end of said sixty
(60) day period, Landlord shall have the right to cancel and terminate the Lease effective ninety (90) days from the date of the original notification by Landlord. If Landlord moves Tenant to such new space, the Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space and such new space shall thereafter be deemed to be the Demised Premises as though Landlord and Tenant had entered into an express written amendment of the Lease with respect thereto.

      27. Quiet Enjoyment. If and so long as Tenant pays the Minimum Rent and Additional Rents reserved hereunder and observes and performs all the terms and conditions on Tenant's part to be observed and performed hereunder, Tenant shall and may peaceably and quietly have, hold and enjoy the Demised Premises for the entire term hereof, subject to all of the provisions of the Lease,

      28. Force Majeure. Time periods for Landlords or Tenants performance of their respective obligations under any of the terms of the Lease, other than the payment of rents by Tenant, shall be extended for periods of time during which the nonperforming party's performance is prevented due to circumstances beyond the party's control, including without limitation, strikes, embargoes, governmental regulations, acts of God, war or other strife, or Landlord's inability to deliver possession of the Demised Premises to Tenant because of the holding over of a previous tenant.

      29. Successors. The respective rights and obligations provided in the Lease shall bind and shall inure to the parties hereto,, and their successors and permitted assigns.

      30. Landlord's Liability. Landlord's responsibility under the Lease shall be limited to its interest in the Demised Premises and in the Building, and no members of Landlord's partnership shall be personally liable hereunder. Tenant agrees to look solely to Landlord's interest in the Demised Premises and in the Building for the collection of any judgment, and, in entering any such judgment, the person entering the same shall request the prothonotary to mark the judgment index accordingly. If the Demised Premises or the Building is transferred or conveyed, Landlord shall be relieved of all covenants and obligations under the Lease thereafter, provided that notice of said transfer or conveyance is given to Tenant by Landlord.

      31. Subordination. Tenant agrees: (a) that, except as hereinafter provided, the Lease is, and all of Tenants rights hereunder are and shall always be, subject and, subordinate to any mortgage, leases of Landlord's property (in sale-leaseback) pursuant to which Landlord has or shall retain the right of possession of the Demised Premises (and/or the Building and/or the Land of which it is a part) or security instruments (collectively called "Mortgage") that now exist, or may hereafter be placed upon the Demised Premises or the Building, and/or the Land of which it is a part, or any part thereof and all advances made or to be made thereunder and the interest thereon, and all renewals, replacements, modifications, consolidations, or extensions thereof, and (b) that if the holder of any such Mortgage ('Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such Mortgagee or purchaser, as the case may be, as Landlord under the Lease for the balance then remaining of the term of the Lease, subject to all terms of the Lease; and (c) that the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to the Lease,, without Tenants consent, by execution of a written document subordinating such Mortgage to the Lease to the extent set forth therein, and thereupon the Lease shall be deemed prior to such Mortgage to the extent set forth in such written document without regard to their respective dates of execution, delivery and/or recording and in that event, to the extent set forth in such written document such Mortgagee shall have the same rights with respect to the Lease as though the Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though the Lease had been assigned to such Mortgagee. Should Landlord or any Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, to the Mortgagee or the purchaser all instruments and/or documents that may be required to acknowledge such subordination and/or agreement to attorn, in recordable form within five (5) days following a request therefor from Landlord. In the event Tenant fails to execute and deliver the instruments and documents as provided for herein within the time period set forth, Tenant does hereby make, constitute and appoint Landlord or such Mortgagee or purchaser, as the case may be, as Tenant's attorney-in-fact, and in its name, place and stead to do so, or Landlord may treat such failure as an Event of Default. The aforesaid power of attorney is given as security coupled with an interest and is irrevocable.

            31.1. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to c1aim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each such mortgage and ground lease whose name and address shall previously have been finished to Tenant in writing, and (ii) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice (which reasonable period shall in no event be less than the period to which Landlord would be entitled, under this Lease or otherwise, after similar notice, to effect such remedy).

            31.2. If, in connection with obtaining, continuing or renewing financing for which the Demised Premises or the Building or any interest therein represents collateral in whole. or in part, a banking, insurance or other lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold, delay, condition or defer its consent thereto, provided that such modifications do not increase the monetary obligations of Tenant hereunder or adversely affect to a material degree Tenants leasehold interest hereby created.

      32. Rules and Regulations. Tenant agrees to comply with rules and regulations established by Landlord from time to time, which Landlord agrees will be uniformly applied to all tenants to the extent uniformly applicable. The existing rules and regulations are appended hereto as Exhibit "D".

      33. Governing Law. The Lease shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

      34. Severability. If any provision of the Lease shall prove to be invalid, void or illegal, it shall in no way affect any other provision hereof and the remaining provisions shall nevertheless remain in full force and effect.

      35. Notices. All notices and statements required or permitted under the Lease shall be in writing, delivered in person or sent by United States Registered or Certified Mail, postage prepaid, addressed as follows:

          As to Landlord:
          Executive Center Associates
          855 Springdale Drive
          Exton, PA 19341

          and
          Executive Center Associates
          c/o Merion Commercial Realty, Inc.
          125 Strafford Avenue, Suite 300
          Wayne, PA 19087

          As to Tenant:

          InfoActiv, Inc.
          999 West Chester Pike, Suite 202
          West Chester, PA 19380

Either party may at any time, in the manner set forth for giving notices to the other, designate a different address to which notices to it shall be sent. Any such notice shall be deemed received by the respective party three (3) business days after posting.

      36. Brokers. Tenant represents and warrants to Landlord that Tenant has not dealt with any broker, firm, company or person in connection with the negotiation for or the obtaining of the Lease. Tenant represents and warrants to Landlord that no other broker, firm, company or person was involved in the negotiation for or the obtaining of the lease, other than Agent.

      37. Signs. Tenant shall not, without the prior written consent of Landlord, paint, place or erect any sign on the exterior doors or walls of the Demised Premises or of the Building and only in accordance with applicable Governmental Regulations.

      38. Security Deposit. Upon the execution of the Lease, Tenant agrees to deposit with Landlord, in addition to the first month's rent, the additional sum of $4,000.00 to be held by Landlord as security for the faithful performance of all the terms and conditions of the Lease ("Security Deposit"). Should the Tenant fail to live up to the terms and conditions of the Lease, Landlord shall have the right, at any time and from time to time, to apply the Security Deposit or any part thereof, for the purpose of curing any such default or for the purpose of reimbursing Landlord for any damage or costs occasioned by such default, but the right of Landlord to apply the Security Deposit shall not eliminate any other remedies available to Landlord under the Lease or under applicable law. If the Security Deposit, or any part thereof, is so applied by Landlord, Tenant shalt within three (3) days after demand, deposit additional funds with Landlord to restore the Security Deposit to its original amount, and failure to do so shall constitute an additional default under the Lease.

            38.1. If the Tenant shall have faithfully lived up to all the terms and conditions of the Lease, the Security Deposit (without interest) shall be refunded to Tenant within thirty (30) days after the expiration or sooner termination of the Lease; provided, however, that Tenant first shall have vacated the Demised Premises and surrendered possession thereof to the Landlord by delivery of keys, in accordance with the Lease provisions and shall have returned the Demised Premises to Landlord in good order and repair.

            38.2. Nothing herein contained shall require Landlord to hold the sum so deposited as a trust fund, nor establish any relationship other than that of debtor and creditor with respect to said funds so deposited.

            38.3. If Landlord shall assign or otherwise transfer its interest in the Lease, Landlord shall have the right to transfer the Security Deposit to the assignee or other transferee of such interest (with like right of transfer to any subsequent assignee or other transferee) and upon such transfer, Landlord shall be released and relieved from all liability and/or responsibility with respect to the Security Deposit and/or the return of the application thereof.

      39. Use of Information in Advertising. Landlord and any agent employed by Landlord shall be permitted to utilize the name of Tenant and any occupant or user of the Demised Premises, and other general information about the Tenant and such occupant or user, and the terms of the Lease, in advertising and promotional material utilized by them.

      40. Captions. The titles to paragraphs of the Lease are for convenience of reference only, and are not to be construed as defining, limiting or modifying the scope or intent of any of the terms and conditions of the Lease.

      41. Entire Agreement. This Lease constitutes the entire agreement between the parties relating to the subject matter contained herein. Neither party hereto has made any representations or promises except as contained herein or in some further writing signed by the party making such representation or promise, which, by its express terms, is intended to supplement the terms hereof. Without limiting the foregoing, this Lease supersedes all prior negotiations, agreements, informal brochures, letters, promotional information, proposals, and other statements and materials made or furnished by Landlord or its agents. No agreement hereinafter made shall be effective to change, modify, discharge, waive obligations under, or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge, waiver or abandonment is sought. Notwithstanding the foregoing, no warranty, representation, covenant, writing, document, instrument, amendment, modification, agreement or like instrument shall be binding upon or enforceable against Landlord unless executed by Landlord.

      42. Landlord's Reliance. Landlord has executed the Lease in reliance upon certain financial information which has been submitted by Tenant to Landlord prior to the execution of the Lease (the "Financial Information"). From time to time, upon five (5) days written request by Landlord, Tenant will submit to Landlord current financial, information, in detail reasonably satisfactory to Landlord, in order for Landlord to properly determine Tenant's then financial condition. As a material inducement to Landlord to enter into this Lease, Tenant (and each party executing this Lease on behalf of Tenant individually) represents and warrants to Landlord that: (i) the Financial Information is complete, true and correct and a presents a fair representation of Tenant's financial condition at the time of signing of this Lease; (ii) Tenant and the party executing on behalf of Tenant are fully and properly authorized to execute and enter into this Lease on behalf of Tenant and to deliver the same to Landlord; (iii) the execution, delivery and full performance of this Lease by Tenant do not and shall not constitute a violation of any contract, agreement, undertaking, judgment, law, decree, governmental or court order or other restriction of any kind to which Tenant is a party or by which Tenant may be bound; (iv) Tenant has executed this Lease free from fraud, undue influence, duress, coercion or other defenses to the execution of this Lease; (v) this Lease constitutes a valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms; (vi) each individual executing this Lease on behalf of Tenant is legally competent, has attained the age of majority and has fall capacity to enter into this Lease; and (vii) if Tenant is a corporation or a partnership:
(a) Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and has full power and authority to enter into this Lease, to perform its obligations under this Lease in accordance with its terms, and to transact business in Pennsylvania; (b) the execution of this Lease by the individual or individuals executing it on behalf of Tenant, and the performance by Tenant of its obligations under this Lease, have been duly authorized and approved by all necessary corporate or partnership action, as the case may be; and (c) the execution, delivery and performance of this Lease by Tenant is not in conflict with Tenant's bylaws or articles of incorporation, agreement of partnership, or other charters, agreements, rules or regulations governing Tenant's business as any of the foregoing may have been supplemented, modified, amended, or altered in any manner.

      IN WITNESS WHEREOF, the parties have caused the Lease to be duly executed the day and year first above written, intending to be legally bound hereby.

LANDLORD:
Executive Center Associates


By:________________________
its:

TENANT:
InfoActiv, Inc.


By:________________________                            (Attest)
its:                                                   (Seal)

                                    EXHIBIT A


                                  [insert plan]

                                    EXHIBIT B


                                    [insert]

                                    EXHIBIT C


                                     DELETED

                                    EXHIBIT D

                              RULES AND REGULATIONS

All terms used herein shall be interpreted consistent with the Lease attached hereto. If the Rules and Regulations conflict with the Lease, the Lease shall govern.

1. The sidewalks, entrances, passages, courts, vestibules, stairways, corridors or halls. shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Demised Premises.

2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, or shades shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises, without the prior written consent of the Landlord. Such curtains, blinds, shades, or other fixtures must be of a quality, type, design, and color, and attached in the manner approved by Landlord.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised Premises or Building without the prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the Tenant violating this rule. Signs on the building directories shall be inscribed, painted or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be of a size, color and style determined by the Landlord.

4. The windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall, not be covered or obstructed by any Tenant, nor shag any bottles, parcels, or other articles be placed on the window sills.

5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

                                    EXHIBIT D
                                Page 1 of 3 Pages

6. No Tenant shall make, paint, drill into, or in any way deface any part of the Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct. No Tenant shall lay tile, or other similar or dissimilar floor covering, so that the same shall come in direct contact with the floor of the Leased Premises.

7. No noise, including, but not limited to music or to the playing of musical instruments, or radio or television, which, in the judgment of the Landlord might disturb other Tenants in the Building, shall be made or permitted by any Tenant. Nothing shall be done or permitted in the Demised Premises by any Tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space.

8. No additional locks or bolts of any kind shall be placed upon any of the doors by any Tenant nor shall any changes be made in existing locks or the mechanism thereof Each Tenant must, upon the termination of its tenancy, return to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to the Landlord the cost thereof.

9. Except as designated by Landlord, no Tenant shall occupy or permit any portion of the space demised to it to be occupied as an office for a public stenographer or public typist, for the sale of tobacco in any form, for the sale of newspaper and magazines, or as a barber, beauty or manicure shop, or as an employment bureau. No Tenant shall engage or pay any employees on the Demised Premises, except those actually working for such Tenant in said space, nor advertise for laborers giving an address at said space. Tenant shall not permit the Demised Premises or any part thereof to be used for the possession, storage, manufacture or sale of liquor, narcotics, or dope.

10. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's judgment, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

                                    EXHIBIT D
                                Page 2 of 3 Pages

11. The Demised Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose. No animals or birds shall be brought upon the Demised Premises.

12. The requirements of the Tenants will be attended to only upon application at the office of the Building or the office of the Landlord. Employees of Landlord shall not perform any work or do anything outside of the regular duties, unless under special, instructions from the office of the Landlord.

13. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent same.

14. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards and approved by the Landlord.

15. Unless Landlord shall furnish electricity hereunder as a service included in the rent, Tenant shall at the Tenant's expense, provide artificial light and electric current for the employees of Landlord and/or Landlord's contractors while doing janitor service or other cleaning in said Demised Premises and while making repairs or alterations in said Demised Premises.

16. Tenant shall not conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to others, or cause or permit any odors of cooking or other process or any unusual or objectionable odors to emanate from the Demised Premises. Tenant shall not install or permit the installation or use of any food, beverage, cigarette, cigar or stamp dispensing machine except in areas specifically designed for same and approved by the Landlord.

17. No Tenant shall take any action which would interfere with the heating and cooling systems in the Demised Premises.

18. No Tenant shall place anything on the roof of the Buildings. Antennas shall only be permitted with Landlord's approval.

19. Installation of any equipment which could disturb other Tenants shall be made only with the approval of Landlord and in a fashion designated by Landlord so as not to affect other Tenants.

                                    EXHIBIT D
                                Page 3 of 3 Pages


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